As filed with the Securities and Exchange Commission on May 3, 2005

Registration No. 333-124324/811-08372

U.S. Securities and Exchange Commission

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.      ☒

Post-Effective Amendment No.      ☐

(Check appropriate box or boxes)

Exact Name of Registrant as Specified in Charter:

TRAVELERS SERIES FUND INC.

Area Code and Telephone Number:

(800) 842-8573

Address of Principal Executive Offices:

125 Broad Street, New York, New York 10004

Name and Address of Agent for Service:

R. Jay Gerken

Citigroup Asset Management

399 Park Avenue

New York, NY 10022

Copies to:

Dianne E. O’Donnell, Esq.	Robert I. Frenkel, Esq.	Kathleen A. McGah, Esq.	Stephen E. Roth, Esq.
Willkie Farr & Gallagher LLP	Travelers Series Fund Inc.	Travelers Series Trust	Sutherland Asbill & Brennan LLP
787 Seventh Avenue	300 Stamford Place	One Cityplace	1275 Pennsylvania Ave., NW
New York, NY 10019	Stamford, CT 06902	Hartford, CT 06103	Washington, DC 20004

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered:

Shares of common stock in the Registrant’s Social Awareness Stock Portfolio

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

        THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY THE EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

[FORM OF SUPPLEMENTAL SOLICITATION LETTER]

THE TRAVELERS LIFE AND ANNUITY COMPANY

THE TRAVELERS INSURANCE COMPANY

Travelers Series Trust

One Cityplace, Hartford, Connecticut 06103-3415

May         , 2005

Dear Variable Annuity Contract or Variable Life Insurance Policy Owner:

Shares of the Social Awareness Stock Portfolio (the “Trust Portfolio”) of The Travelers Series Trust (the “Trust”) have been purchased at your direction by The Travelers Life and Annuity Company, The Travelers Insurance Company, Citicorp Life Insurance Company or First Citicorp Life Insurance Company (collectively, “TL&A”) through one or more of its separate accounts to fund benefits or premiums payable under your variable annuity contract or variable life insurance policy (collectively, the “variable contracts”). TL&A, as the shareholder of record and legal owner of those separate accounts, has been asked to approve an Agreement and Plan of Reorganization (the “Agreement”) whereby the Trust Portfolio will be reorganized with and into the Social Awareness Stock Portfolio (the “Fund Portfolio”), a newly formed series of Travelers Series Fund Inc. (the “Fund”) in a tax-free reorganization (the “Reorganization”). The Fund Portfolio was formed for the purpose of receiving the assets and liabilities of the Trust Portfolio and in all substantive respects will operate on a day-to-day basis as the Trust Portfolio has operated. As an owner of a variable contract with an interest in one or more of those separate accounts, TL&A is asking you for instructions as to how to vote the shares of the Portfolio that are attributable to your variable contract.

If the Agreement is approved and consummated for the Trust Portfolio, the separate account(s) in which you have an interest will own shares of the Fund Portfolio instead of shares of the Trust Portfolio. Each separate account will receive shares of the Fund Portfolio with an aggregate net asset value equal to the aggregate net asset value of the shares of the Trust Portfolio owned by the separate account before the reorganization.

Citigroup Inc. (“Citigroup”) has reached an agreement with MetLife, Inc. (“MetLife”) to sell TL&A to MetLife. While most of the Trust’s portfolios are advised by entities that will be acquired by MetLife as part of this transaction, the Trust Portfolio is advised by an entity that will remain a subsidiary of Citigroup. Consequently, without the Reorganization, the Trust would include a portfolio advised by a Citigroup affiliate and multiple portfolios advised by MetLife affiliates, which would give rise to ongoing management, operational and administrative difficulties. Accordingly, the Reorganization attempts to address these issues by merging the Trust Portfolio into a newly created portfolio of the Fund that will be substantially identical to the Trust Portfolio in terms of its investment objectives, policies and restrictions, its fees and expenses, and its investment adviser and other entities providing services to the Trust Portfolio. The Fund Portfolio would, however, differ from the Trust Portfolio in certain ways, including that the Fund is subject to the oversight of a Board of Directors that is composed of different persons than the Board of Trustees of the Trust. There will be certain other differences between the Trust Portfolio and the Fund Portfolio as discussed in more detail in the attached Prospectus/Proxy Statement. The Reorganization will not occur if the sale of TL&A to MetLife does not occur.

Your Vote is Important!

You may transfer all or a part of your interest in the Trust Portfolio as provided in your contract to another available investment option on each day the Trust Portfolio is open for business at the then current net asset value per share.

After carefully considering the merits of the proposal, the Trust’s Board of Trustees (the “Trust Board”) has determined that the Reorganization is in the best interests of the Trust Portfolio’s shareholders, and indirectly the underlying contract owners of the Trust Portfolio, and that the shareholders’ interests will not be diluted as a result of the reorganization.

The Trust Board recommends that you read the enclosed materials carefully and then instruct TL&A to vote FOR the proposal. Please take a moment now to sign and return the voting instruction form(s) in the enclosed postage-paid envelope. For more information, please call TL&A at 1-800-842-9368.

Respectfully,

The Travelers Life and Annuity Company	The Travelers Insurance Company

WE URGE YOU TO SIGN AND RETURN THE VOTING INSTRUCTION FORM(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE TRAVELERS SERIES TRUST

Social Awareness Stock Portfolio

One Cityplace

Hartford, Connecticut 06103

(800) 842-9368

May             , 2005

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Social Awareness Stock Portfolio:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of the shareholders of the Social Awareness Stock Portfolio (the “Trust Portfolio”), a series of The Travelers Series Trust (the “Trust”), will be held at One Cityplace, Hartford, Connecticut, 06103, on June 29, 2005 at 9:00 a.m. (Eastern time) for the following purposes:

ITEM 1.	To approve or disapprove an Agreement and Plan of Reorganization (the “Reorganization Agreement”) whereby the Trust Portfolio will be reorganized with and into the Social Awareness Stock Portfolio (the “Fund Portfolio”) of Travelers Series Fund Inc. (the “Fund”). The Plan contemplates (a) the transfer of substantially all of the assets and all of the liabilities of the Trust Portfolio to the Fund Portfolio in exchange for shares of the Fund Portfolio, and (b) the distribution of such shares of the Fund Portfolio to the shareholders of the Trust Portfolio in connection with the liquidation of the Trust Portfolio.

ITEM 2.	To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

THE BOARD OF TRUSTEES OF THE TRAVELERS SERIES TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEM 1.

The attached Prospectus/Proxy Statement describes the proposal. A copy of the Reorganization Agreement is attached as Appendix A to the Prospectus/Proxy Statement.

Shareholders of record as of the close of business on April 15, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRAVELERS SERIES TRUST. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR SUBSEQUENTLY EXECUTED VOTING INSTRUCTIONS OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

By Order of the Board of Trustees

Kathleen A. McGah, Secretary to the Board

May             , 2005

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 3, 2005

PROSPECTUS/PROXY STATEMENT

dated May         , 2005

TRAVELERS SERIES FUND INC.

Social Awareness Stock Portfolio

125 Broad Street

New York, New York 10004

(800) 842-8573

THE TRAVELERS SERIES TRUST

Social Awareness Stock Portfolio

One Cityplace

Hartford, Connecticut 06103

(800) 842-9368

This Prospectus/Proxy Statement relates to a special meeting of shareholders of the Social Awareness Stock Portfolio (the “Trust Portfolio”), a series of The Travelers Series Trust (the “Trust”), scheduled for June 29, 2005 at 9:00 a.m. (Eastern time), and any adjournments thereof, at the offices of the Trust at One Cityplace, Hartford, Connecticut 06103 (the “Meeting”). At the Meeting, shareholders of the Trust Portfolio will be asked to consider and approve the proposed transfer of substantially all of the assets and liabilities of the Portfolio to the Social Awareness Stock Portfolio (the “Fund Portfolio”) of Travelers Series Fund Inc. (the “Fund”), in exchange for shares of the Fund Portfolio (the “Reorganization”).

If the Reorganization is approved, each shareholder of the Trust Portfolio will receive the number of shares of the Fund Portfolio that is equal in value on the closing date of the Reorganization to the value of such shareholder’s shares of the Trust Portfolio.

This Prospectus/Proxy Statement and the Agreement and Plan of Reorganization (the “Reorganization Agreement”) by and between the Trust, on behalf of the Trust Portfolio, and the Fund, on behalf of the Fund Portfolio, describe more fully the terms and conditions of the Reorganization. A copy of the Reorganization Agreement is included as Appendix A of this Prospectus/Proxy Statement.

Shares of the Trust Portfolio are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment vehicle to fund benefits or premiums payable by the owners of variable annuity contracts and variable life insurance policies (collectively, the “variable contracts”). As of the record date for the Meeting, The Travelers Insurance Company, The Travelers Life and Annuity Company, and their affiliates (collectively, “TL&A”), on behalf of separate accounts registered under the

Investment Company Act of 1940, as amended (the “1940 Act”), unregistered separate accounts, and related subaccounts (collectively, the “separate accounts”), are the legal owners of 100% of the shares of each Portfolio.

TL&A shall vote all shares of the Trust Portfolio with respect to the Reorganization Agreement in the same proportion (for, against or abstain from voting) as the timely instructions received from owners of variable contracts that had contract values allocated on the record date to a separate account investing in shares of the Trust Portfolio (collectively, the “contract owners”). Accordingly, TL&A is furnishing this Prospectus/Proxy Statement to contract owners in connection with the solicitation of voting instructions from the contract owners regarding the proposal to approve the Reorganization Agreement.

This Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information about the Fund and the Fund Portfolio that a shareholder or contract owner should know in considering the Reorganization. The current prospectuses of the Trust Portfolio and the Fund Portfolio and the statements of additional information for the Trust and the Fund Portfolio are incorporated herein by reference, and the prospectus for the Fund Portfolio is included as Appendix B of this Prospectus/Proxy Statement. The prospectus of the Trust Portfolio and the statements of additional information of the Trust and the Fund Portfolio are available without charge by writing to the Trust or Fund at the appropriate address noted above or by calling (800) 842-8573 (for the Fund) or (800) 842-9368 (for the Trust). In addition, a statement of additional information relating to and dated the same date as this Prospectus/Proxy Statement (the “Statement of Additional Information”) and containing additional information about the Fund, the Fund Portfolio and the Reorganization has been filed with the Commission and is incorporated by reference into this Prospectus/Proxy Statement. You may obtain a copy of such Statement of Additional Information without charge by writing to the Fund at its address noted above or by calling (800) 842-8573. The SEC maintains a website (http://www.sec.gov) that contains the material incorporated by reference, together with other information regarding the Fund. Copies of such material may also be obtained for a fee from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102, or by electronic request at the following email address: publicinfo@sec.gov.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE FUND PORTFOLIO, AS WITH ANY MUTUAL FUND, ARE SUBJECT TO RISK—INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES IN THE FUND PORTFOLIO ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

INTRODUCTION

This Prospectus/Proxy Statement is being furnished to solicit the voting instructions of variable contract owners whose variable contracts are funded by TL&A’s separate accounts that invest in the Trust Portfolio. Such voting instructions will be followed by TL&A, as the record owner of all of such Portfolio’s shares, at the Meeting, to be held on June 29, 2005 at 9:00 a.m. (Eastern time) at the Trust’s offices at One Cityplace, Hartford, Connecticut 06103. It is expected that this Prospectus/Proxy Statement will be mailed on or about May         , 2005.

At the Meeting, shareholders of the Trust Portfolio will consider and approve or disapprove the Reorganization Agreement as to the Trust Portfolio. If the Reorganization Agreement is approved as to the Trust Portfolio, the Trust Portfolio’s shareholders will become shareholders of the Fund Portfolio and will receive shares of the Fund Portfolio equal in value to their holdings in the Trust Portfolio on the date of the Reorganization.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE REORGANIZATION AGREEMENT.

SUMMARY

The following is a summary of certain information relating to the proposed Reorganization, the parties thereto, and the transactions contemplated thereby. This disclosure is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Reorganization Agreement attached to this Combined Prospectus/Proxy Statement as Appendix A, the Fund Portfolio Prospectus attached as Appendix B, and the Trust Portfolio Prospectus and Statements of Additional Information for the Trust and Fund. Pursuant to the proposed Reorganization Agreement, the Trust Portfolio will transfer substantially all of its assets and liabilities to the Fund Portfolio in exchange for shares of the Fund Portfolio.

The proposed Reorganization is expected to be effective upon the opening of business on July 1, 2005 or such later date as the parties may agree (the “effective date”). Such effective date is expected to be coincident with the closing of the sale of TL&A to MetLife. Under the proposed Reorganization, each shareholder of the Trust Portfolio will receive the number of the Fund Portfolio’s shares with an aggregate net asset value equal on the effective date to the aggregate net asset value of the shareholder’s shares in the Trust Portfolio. Thereafter, following the proposed Reorganization, shareholders of the Trust Portfolio will be shareholders of the Fund Portfolio. No shareholder of the Trust Portfolio will pay a sales charge or other charge or expense in connection with the Reorganization. See “Information Relating to the Proposed Reorganization.”

Reasons for the Reorganization

The Board of Trustees of the Trust (the “Trust Board”), including a majority of the trustees who are not “interested persons” within the meaning of the 1940 Act (the “disinterested trustees”), has determined that the proposed Reorganization is in the best interests of the Trust Portfolio’s shareholders and the underlying contract owners and that the interests of the shareholders and contract owners will not be diluted as a result of the Reorganization. In connection with making these determinations, the Trust Board was provided with information about the reasons for the proposed Reorganization. The Trust Board was informed that the Trust Portfolio’s investment adviser, Smith Barney Fund Management LLC (“SBFM”), was not involved in the acquisition by

MetLife, Inc. (“MetLife”) of the life insurance and annuity businesses (“Travelers Life & Annuity”) of Citigroup Inc. (“Citigroup”), while the investment advisers of the other Trust portfolios are to become MetLife subsidiaries as a result of that transaction (the “MetLife Transaction”). As a result, without the Reorganization, the Trust would include one portfolio advised by a Citigroup affiliate (i.e., the Trust Portfolio) and 30 portfolios that are advised by MetLife affiliates. The management, operational and administrative issues that this would raise were discussed by the Trust Board. The Trust Board was further advised that there was no intention to change the investment advisory and administrative arrangements for the Trust Portfolio as a result of the MetLife acquisition of TL&A. Accordingly, to avoid the potential management, operational and administrative issues posed by combining MetLife- and Citigroup-sponsored portfolios within the Trust, and to assure continuity of the investment advisory and administrative relationships for the Trust Portfolio, it was proposed that the Trust Portfolio be merged into a newly organized portfolio of the Fund, which, following the reorganizations of certain of its portfolios into portfolios of the Trust, would then be composed entirely of Citigroup-sponsored portfolios. The Trust Board considered that the Fund Portfolio will be substantially identical to the Trust Portfolio in terms of its investment objectives, policies and restrictions, its fees and expenses, and its investment adviser and other entities providing services to the Portfolio. The Trust Board also considered the differences between the Trust Portfolio and the Fund Portfolio. Such differences are discussed in more detail below, and include:

•	the identity of the members of the Trust Board and the Board of Directors of the Fund (the “Fund Board”); and

•	differences resulting from the Trust Portfolio and the Fund Portfolio being series of different legal entities organized under the laws of different jurisdictions.

The Trust Board concluded that these differences would not have a material adverse effect on the Trust Portfolio’s shareholders or on contract owners.

The Trust Board also considered the agreements between MetLife and Citigroup entered into in connection with the MetLife Transaction, under which Citigroup-affiliated broker dealers will continue to offer existing TL&A insurance contracts (with MetLife as the insurer) for a period of ten years from the closing of the transaction and the existing TL&A insurance products will continue to include Citigroup-sponsored funds as investment options under such products for a period of five years after the transaction.

Federal Income Tax Consequences

Sutherland Asbill & Brennan LLP, counsel to the Trust, will issue an opinion (based on certain assumptions) as of the effective date of the Reorganization to the effect that the transaction will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Trust Portfolio, the Fund Portfolio, their respective shareholders or stockholders, or contract owners. See “Federal Income Tax Consequences” below.

Investment Adviser

SBFM is the investment adviser for the Trust Portfolio and the Fund Portfolio.

Investment Objectives and Principal Strategies

This section briefly sets forth the investment objectives and principal strategies of the Trust Portfolio and the Fund Portfolio. The objectives and strategies for the Trust Portfolio are identical to those of the Fund

Portfolio. More complete information may be found in the prospectus for the Fund Portfolio attached hereto as Appendix B.

The Portfolio’s objective is long-term capital appreciation and retention of net investment income. The Portfolio normally invests at least 80% of its assets in equity securities. The Portfolio seeks to invest in companies that meet SBFM’s investment screen and, when possible, certain social criteria. The Portfolio avoids investing in companies if a significant portion of their revenue comes from: (1) producing tobacco, tobacco products, alcohol, or military defense systems, or (2) providing military defense related services, or (3) gambling services. In addition, to the extent SBFM is able to find them, SBFM seeks to invest in companies with a record of environmental awareness, fairness in the workplace, and sensitivity to the community. SBFM uses a “growth at a reasonable price” approach to evaluate stocks demonstrating potential capital growth based upon the following characteristics:

•	earnings growth and predictability

•	leading/strong market positions

•	experienced management team

•	established record of profitability

•	strong financial position

•	established industry position

•	industry with positive growth outlook

Purchases and Redemptions

Following the Reorganization, the Fund Portfolio will have substantially similar purchase, redemption and dividend policies as the Trust Portfolio. Shares of the Fund Portfolio will not be sold directly to the public, but only through variable contracts. Both the Trust and the Fund have put in place policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses, although such policies and procedures operate differently. In light of the fact that the Trust generally will have little or no access to the transaction records of individual contract owners, the Trust’s policies and procedures primarily call for obtaining written certifications from the TL&A insurance companies that they have put in place effective policies and procedures to deter excessive trading. In contrast, even in the absence of such contract owner information, the Fund’s policies and procedures call for the use of direct surveillance techniques to identify abusive trading, and the limiting of additional purchases and exchanges by contract owners believed to be engaged in abusive trading, although the Fund’s ability to monitor trading in these accounts may be severely limited due to the lack of access to a contract owner’s trading activity when orders are placed through insurance company separate accounts. There may also be operational and technological limitations on the ability of the Fund’s service providers to identify or terminate frequent trading activity within insurance company separate accounts. The Fund’s policies and procedures do not include specific limits on the number of purchases or exchanges permitted in a given time period.

RISK FACTORS

The following discussion highlights the principal risk factors associated with an investment in the Social Awareness Stock Portfolio. Given that the Trust Portfolio and the Fund Portfolio have identical investment objectives, policies and restrictions, the risk factors relevant to the Trust Portfolio are also relevant to the Fund Portfolio.

The Portfolio is most subject to equities risk, where market values may change abruptly, sometimes unpredictably. Many factors affect stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

To the extent the Portfolio invests in fixed income securities, it is also subject to fixed income securities risk. The value of fixed income securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond’s price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities, are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity, which may result in the reinvestment of the proceeds at a lower interest rate.

The Portfolio is also subject to selection risk, which is the risk that a strategy used, or stock selected, by the adviser may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

The Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, including lower risk debt securities, and money market instruments. If the Portfolio takes a temporary defensive position, it may be unable to achieve its investment goal.

COMPARATIVE FEE AND EXPENSE TABLES

Sales Charges and Shareholder Transaction Fees

As shown in the table below, shares of the Trust Portfolio and the Fund Portfolio are not subject to sales charges or shareholder transaction fees. The table below does not reflect surrender charges and other charges assessed by TL&A under the variable contracts.

Shareholder Fees (fees paid directly from your investment)

	Trust Portfolio	Fund Portfolio	Pro-Forma Fund Portfolio
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A	N/A
Redemption Fees	N/A	N/A	N/A
Exchange Fees	N/A	N/A	N/A

Trust Portfolio and Fund Portfolio Expenses

The table below shows (1) information regarding the fees and expenses paid by the Trust Portfolio for its fiscal year ended December 31, 2004, and (2) estimated fees and expenses on a pro forma basis for the Fund Portfolio after giving effect to the proposed Reorganization. Because the Fund Portfolio has not commenced operations and will not do so unless and until the Reorganization is consummated, no information on Fund Portfolio fees without giving effect to the Reorganization is included. The fees and charges reflected in the table below and in the example do not include fees and charges imposed by the variable contracts issued by TL&A and their separate accounts with interests in the Portfolio.

	Trust Portfolio	Fund Portfolio (pro forma with Trust Portfolio)
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fees*	0.67%	0.67%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses**	0.08%	0.08%
Total Annual Fund Operating Expenses	0.75%	0.75%

*	Management fees include a 0.06% administrative services fee that the Trust Portfolio pays to The Travelers Insurance Company and that the Fund Portfolio will pay to SBFM.
**	Based on actual expenses for the Trust Portfolio’s fiscal year ended December 31, 2004 and estimated amounts for the Fund Portfolio’s fiscal year ending October 31, 2005.

Example:    This example helps investors compare the cost of investing in the Trust Portfolio and the Fund Portfolio with the cost of investing in other mutual funds. The examples assume:

•	you invest $10,000;

•	you sell all of your shares at the end of the period;

•	your investment has a 5% return each year; and

•	the Trust Portfolio’s and Fund Portfolio’s operating expenses remain the same as shown above.

Although actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Trust Portfolio	$77	$240	$417	$930
Fund Portfolio (pro forma with Trust Portfolio)	$77	$240	$417	$930

INFORMATION RELATING TO THE PROPOSED REORGANIZATION

General

The Reorganization Agreement sets forth the terms and conditions under which the Reorganization would be consummated. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the copy of the Reorganization Agreement attached as Appendix A to this Prospectus/Proxy Statement and is incorporated herein by reference.

Description of the Reorganization Agreement

The Reorganization Agreement provides that at the closing substantially all (other than cash in an amount necessary to pay dividends and distributions as provided in the Reorganization Agreement) of the assets and all of the liabilities of the Trust Portfolio will be transferred to and assumed by the Fund Portfolio. In exchange for the transfer of the assets and the assumption of the liabilities, the Fund will issue at the closing full and fractional shares of the Fund Portfolio equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding shares of the Trust Portfolio as determined at the valuation time specified in the Reorganization Agreement. The Reorganization Agreement provides that the Trust Portfolio will declare a dividend or dividends and/or other distributions on or as soon as practicable prior to the Closing Date (as defined in the Reorganization Agreement) which will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

Following the transfer of assets to, and the assumption of the liabilities of the Trust Portfolio by, the Fund Portfolio, the Trust Portfolio will distribute Fund Portfolio shares in liquidation of the Trust Portfolio. Each Trust Portfolio shareholder at the Closing Date will receive an amount of shares with a total net asset value equal to the net asset value of their Portfolio shares plus the right to receive any dividends or distributions that were declared before the Closing Date but that remained unpaid at that time with respect to Trust Portfolio shares.

After the Reorganization, all of the issued and outstanding shares of the Trust Portfolio shall be canceled on the books of the Trust and the transfer books of the Trust Portfolio will be permanently closed.

The Reorganization of the Trust Portfolio is subject to a number of conditions, including, without limitation: approval of the Reorganization Plan and the transactions contemplated thereby described in this Prospectus/Proxy Statement by the Trust Portfolio’s shareholders; the consummation of the MetLife Transaction; the receipt of a legal opinion from counsel to the Trust with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below; and the parties’ performance of their respective agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Closing Date of the Reorganization will be June 30, 2005 or such other date as is agreed to by the parties. Such effective date is expected to be coincident with the closing of the sale of TL&A to MetLife.

The costs and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne equally by MetLife and SBFM, with no cost to the Trust Portfolio, the Trust, the Fund Portfolio, the Fund or contract owners.

Board Considerations

In approving the Reorganization with respect to the Trust Portfolio at meetings held on March 29-30, 2005, and April 20, 2005, the Trust Board considered the proposed Reorganization from the perspective of the Trust Portfolio. In light of discussions of the Trust Board at the meetings, and the written materials provided to the Trust Board in advance of the meetings, the Trust Board, including a majority of the disinterested trustees, unanimously decided to approve the Reorganization and to recommend its approval to shareholders.

In connection with making these determinations, the Trust Board was provided with information about the reasons for the proposed Reorganization, and about MetLife Transaction. The Trust Board was informed that, without the Reorganization, the Trust would include one portfolio that is advised by a Citigroup affiliate and 30 portfolios that are advised by MetLife affiliates, and was informed of the management, operational and administrative issues that this would raise. For example, having some portfolios managed by MetLife affiliates and others managed by Citigroup affiliates likely would create inefficiencies and possible inconsistencies in fund administrative and compliance procedures, which in turn could lead to increased overall costs that eventually might be passed on to stockholders. In addition, the Trust Board might in the course of its regular duties learn proprietary information about either Citigroup or MetLife and their business plans, potentially putting the Trust Board in an awkward position in considering the other party’s plans relating to the portfolio or portfolios of the Trust advised by the other party’s affiliates.

The Trust Board considered that the Trust Portfolio will continue to be served by SBFM after the acquisition of TL&A by MetLife.

The Trust Board considered that the Fund Portfolio will be substantially identical to the Fund Portfolio in terms of its investment objectives, policies and restrictions, its fees and expenses, and its investment adviser and other entities providing services to the Portfolio. The Trust Board also considered the differences between the Trust Portfolio and the Fund Portfolio, including those resulting from the fact that they are series of different legal entities organized under the laws of different jurisdictions. The Trust Board considered its familiarity with the members of the Fund Board, and that it believed the Fund Board to be able and inclined to protect the interests of Fund Portfolio shareholders and contract owners. The Trust Board concluded that any differences between the Trust Portfolio and the Fund Portfolio were unlikely to have a material adverse effect on shareholders or on contract owners.

The Trust Board also considered the terms of the Reorganization Agreement, and the fact that the Reorganization would constitute a tax-free reorganization. The Trust Board also considered the agreements between MetLife and Citigroup entered into in connection with the MetLife Transaction under which Citigroup-affiliated broker-dealers will consider to offer TL&A insurance products and such products will continue to offer Citigroup-sponsored funds as investment options.

After considering the foregoing factors, together with such information as they believed to be relevant, the Trust Board determined that the proposed Reorganization is in the best interests of the Trust Portfolio, and that the interests of the Trust Portfolio’s shareholders and, indirectly, the contract owners, would not be diluted as a result of the Reorganization. The Trust Board then approved the Reorganization Agreement and directed that the Reorganization Agreement be submitted to shareholders of the Trust Portfolio for approval.

Therefore, the Trust Board unanimously recommends that shareholders vote “FOR” Proposal 1.

In the event the MetLife Transaction is consummated, but shareholders of the Trust Portfolio fail to approve the Reorganization Agreement or for any reason the Reorganization is not consummated as to the Trust Portfolio, the Trust Portfolio will, at least for a period of time, continue operations as a series of the Trust, and the Trust Board may consider alternatives to the Reorganization in the best interests of shareholders.

From the perspective of the Fund and the Fund Portfolio, the Fund Board considered, among other things: the terms of the Reorganization Agreement (including its terms relating to the assumption of Trust Portfolio liabilities by the Fund Portfolio) and the fact that the Reorganization would be a tax-free reorganization.

Certain Arrangements with Service Providers

Advisory and Administrative Services

As compensation for its services, SBFM receives a management fee from the Trust Portfolio, and will receive a fee from the Fund Portfolio, at the annual rate of 0.65% of average daily net assets up to and including $50 million, 0.55% of average daily net assets in excess of $50 million and up to and including $100 million, 0.45% of average daily net assets in excess of $100 million and up to and including $200 million, and 0.40% of average daily net assets in excess of $200 million. For the fiscal year ended December 31, 2004, the Trust Portfolio paid an advisory fee of 0.61% of its average daily net assets. The Trust Portfolio has a voluntary expense cap of 1.25% but the Fund Portfolio will not have such an expense cap.

The Trust Portfolio pays a fee of 0.06% of its average daily net assets to The Travelers Insurance Company (“TIC”) for administrative services, and TIC in turn pays a fee to SBFM for pricing and bookkeeping services rendered to the Trust Portfolio. The Fund Portfolio will pay this fee directly to SBFM and SBFM will provide to the Fund Portfolio all the administrative services currently provided to the Trust Portfolio by TIC pursuant to a separate Administration Agreement with the Fund.

Other Services

After the Reorganization, shares of the Fund Portfolio will continue to be offered to the separate accounts of TL&A that originally held shares in the Trust Portfolio.

The other service providers for the Fund and the Fund Portfolio are the same as those for the Trust and the Trust Portfolio. Citicorp Trust Bank, fsb (“CTB”), a subsidiary of Citigroup, serves as the transfer agent and PFPC Inc. serves as sub-transfer agent for the Fund and the Trust. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serves as the custodian for the Trust Portfolio and will serve as the custodian for the Fund Portfolio.

Other Information about CTB

In connection with an investigation previously disclosed by Citigroup, the Staff of the SEC has notified CAM, the Citigroup business unit that includes the Fund Portfolio’s and Trust Portfolio’s investment adviser and other investment advisory companies; CTB, an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the Fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund Portfolio.

FEDERAL INCOME TAX CONSEQUENCES

Consummation of the Reorganization is subject to the condition that the Trust and the Fund receive an opinion of Sutherland Asbill & Brennan LLP, counsel to the Trust, to the effect that for federal income tax purposes:

1.	the transfer to the Fund Portfolio of all or substantially all of the assets of the Trust Portfolio in exchange solely for shares of the Fund Portfolio and the assumption by the Fund Portfolio of the liabilities of the Trust Portfolio, followed by the distribution of Fund Portfolio shares to the holders of shares of the Trust Portfolio in exchange for their shares of the Trust Portfolio in complete liquidation of the Trust Portfolio, will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code (the “Code”), and each of the Fund Portfolio and the Trust Portfolio will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

2.	no gain or loss will be recognized by the Trust Portfolio upon the transfer of the Trust Portfolio’s assets to the corresponding Fund Portfolio solely in exchange for Fund Portfolio shares and the assumption by the Fund Portfolio of liabilities of the Trust Portfolio or upon the distribution of Fund Portfolio shares to the shareholders of the Trust Portfolio;

3.	the Fund Portfolio’s basis in the assets received from the Trust Portfolio will be the same as the Trust Portfolio’s basis in such assets immediately prior to the transfer;

4.	the Fund Portfolio’s holding period for the transferred assets will include the period during which such assets were held by the Trust Portfolio;

5.	no gain or loss will be recognized by the Fund Portfolio upon the receipt of the assets of the Trust Portfolio in exchange for shares of the Fund Portfolio and the assumption by the Fund Portfolio of the liabilities of the Trust Portfolio;

6.	no gain or loss will be recognized by the shareholders of the Trust Portfolio on the exchange of their shares of the Trust Portfolio solely for shares of the Fund Portfolio;

7.	a Trust Portfolio shareholder’s basis in the Fund Portfolio shares received in the Reorganization will be the same as the adjusted basis of the shares of the Trust Portfolio exchanged therefor;

8.	a Trust Portfolio shareholder’s holding period in the shares of the Fund Portfolio received in the Reorganization will include the shareholder’s holding period for the shares of the Trust Portfolio exchanged therefor, provided that such Trust Portfolio shares were held as capital assets on the Closing Date;

9.	no gain or loss will be recognized by contract owners as a result of the Reorganization; and

10.	for purposes of Section 381 of the Code, the Fund Portfolio will be treated as if there had been no Reorganization. Accordingly, the taxable year of the Trust Portfolio will not end on the effective date of the Reorganization and the tax attributes of the Trust Portfolio enumerated in Section 381(c) will be taken into account as if there had been no Reorganization. The part of the taxable year of the Trust Portfolio before the Reorganization and the part of the taxable year of the Fund Portfolio after the Reorganization will constitute a single taxable year of the Fund Portfolio. Therefore, the Trust Portfolio will not be required to file a federal income tax return or distribute information returns to its shareholders for any portion of such taxable year. The Fund Portfolio will assume the Trust Portfolio’s taxpayer identification number and will not be required to file for a new identification number.

Neither the Fund nor the Trust has sought a tax ruling from the Internal Revenue Service (the “IRS”), but is acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisors concerning their potential tax consequences, including state and local income taxes.

CAPITALIZATION

No capitalization information is provided because the Fund Portfolio has not commenced operations and will not do so unless and until the Reorganization is consummated.

COMPARISON OF ORGANIZATIONAL STRUCTURE OF FUND AND TRUST

The primary differences between the Trust Portfolio and the Fund Portfolio relate to the different forms of organization of the Fund and the Trust. This section provides more detail on such differences.

The Trust Portfolio is a separate investment portfolio of the Trust, which is an open-end management investment company organized as a voluntary association commonly known as a Massachusetts business trust on October 11, 1991. The Fund Portfolio is a separate investment portfolio of the Fund, which is an open-end management investment company incorporated in the State of Maryland on February 22, 1994.

Charters and By-Laws

The operations of the Trust Portfolio are governed by the Trust’s Agreement and Declaration of Trust (the “Trust Instrument”) and By-Laws (the “Trust By-Laws”), and applicable Massachusetts law. The operations of the Fund Portfolio are governed by the Fund’s Articles of Incorporation (the “Fund Charter”), the Fund’s By-Laws (the “Fund By-Laws”) and Maryland law. The operations of both the Trust and the Fund are subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder and applicable state securities laws.

Trustees of the Trust and Directors of the Fund

Subject to the provisions of the Trust Instrument, the operations of the Trust Portfolio are supervised by the Trust Board. The responsibilities, powers and fiduciary duties of the Trust Board are substantially the same as those of the directors of the Fund. Under Maryland law and the Fund’s By-Laws, a director of the Fund may be removed with or without cause only by the affirmative vote of a majority of shares entitled to vote for the election of directors. The provisions of the Trust Instrument permit the Trust Board to remove a trustee at any time by a written instrument signed by at least two-thirds of the trustees prior to such removal, specifying the effective date of removal. After the closing of the Reorganization, no trustee of the Trust will also be a director of the Fund and no director of the Fund will also be a trustee of the Trust. R. Jay Gerken, a current trustee of the Trust who is also a director of the Fund, is expected to resign from the Trust Board as of the closing.

Series of Massachusetts Business Trusts and Maryland Corporations

The Trust Instrument permits the Trust’s Trustees to create one or more series of the Trust and, with respect to each series, to issue an unlimited number of full or fractional shares of that series or of one or more classes of shares of that series. Each share of a series of a Massachusetts business trust, like each share of a series of a Maryland corporation, represents an equal proportionate interest with each other share in that series, none having priority or preference over another. The directors of the Fund have substantially similar rights under the Fund Charter, the Company By-Laws and Maryland law, except that they are required to specify a fixed number of shares authorized for issuance.

The Trust has an unlimited number of authorized shares of beneficial interest, all without par value. The Fund has an authorized capital of 6,000,000,000 shares with a par value of $.00001 per share. Each series of the Trust and the Fund currently has only one class of shares, but may in the future issue multiple classes.

Massachusetts Business Trust Shareholder Liability and Maryland Corporation Stockholder Liability

One area of difference between the two forms of organizations is the potential liability of holders of beneficial interests in a Massachusetts business trust (i.e., shareholders) and stockholders of a Maryland corporation. Stockholders of a corporation generally may not be held to be personally liable for the obligations of a corporation such as the Fund. In contrast, under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the Trust’s obligations. However, the Trust Instrument disclaims shareholder liability for acts or obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its trustees. Moreover, the Trust Instrument provides for indemnification out of the Trust’s property for all losses and expenses of any shareholder held personally liable for the Trust’s obligations. Thus, and in light of the nature of the Trust’s business, the Trust considers the risk of a shareholder’s incurring financial loss on account of personal liability (i.e., loss in addition to the shareholder’s investment in the Trust) to be remote, since it is limited to circumstances in which the disclaimer is inoperative, inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance), and the Trust itself is unable to meet its obligations.

Liability of Directors in Maryland and Trustees in Massachusetts

In the event of any litigation against the directors of the Fund, Maryland law permits the Fund to indemnify a director unless it is established that the act or omission of the director giving rise to the litigation was committed in bad faith, was the result of active and deliberate dishonesty or the director actually received an improper personal benefit or if the proceeding is by or in the right of the Fund and the director has been judged liable to the Fund. In addition, the Fund Charter provides that the Fund shall indemnify its officers and directors to the maximum extent permitted by law, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Fund Charter also provides that no director or officer shall be personally liable to the Fund or its stockholders for money damages, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

Similarly, to protect the trustees of the Trust against liability, the Trust Instrument provides that: (1) the trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, or any act or omission of any other trustee; and (2) the Trust shall indemnify each trustee against all liabilities and expenses incurred by reason of being or having been a trustee except with respect to any matter as to which such trustee shall have been finally adjudicated not to have acted in good faith in the reasonable belief that such trustee’s action was in the best interests of the Trust. Furthermore, the Trust Instrument provides that nothing in it protects a trustee against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Voting Rights of Maryland Corporation Stockholders and Massachusetts Trust Shareholders

Neither Maryland corporations that are registered investment companies nor Massachusetts business trusts are required to hold stockholder or shareholder meetings annually. Maryland corporations that are registered investment companies are required to hold stockholder meetings when a meeting of stockholders is required to elect directors under the 1940 Act. The Fund By-Laws provide that a special meeting of stockholders may be called by the Board or by the President, and shall be called by the Secretary at the request in writing of a majority of the Board or at the request in writing of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting upon payment by such stockholders to the Fund of the reasonably estimated cost of preparing and mailing a notice of the meeting. A written request of stockholders shall state the purpose or purposes of the proposed meeting.

The Trust Instrument and the Trust By-Laws provide that the Trust Board may call meetings of shareholders from time to time for such purposes as may be prescribed by law, by the Trust Instrument, by the Trust By-Laws, or by the Trustees. The Trust Instrument also provides that special meetings of shareholders shall be called by the Trust Board upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote. The Trust Instrument provides that the shareholders have the power to vote only with respect to: (1) the election or removal of trustees; (2) any investment adviser or subadviser, (3) certain amendments to the Trust Instrument, (4) the termination of the Trust to the extent and as provided therein, and (5) with respect to such additional matters relating to the Trust as may be required by law, the Trust Instrument or the Trust By-Laws or

any registration of the Trust with the SEC or any state, or as the Trustees may consider desirable. Except when a larger vote is required by law, the Trust Instrument requires that holders of at least one-fourth of the total number of shares entitled to vote be present at a meeting of shareholders in person or by proxy to establish a quorum for the transaction of business at such meeting. The Fund Charter requires one-third of the holders of shares present, in person or by proxy, at the meeting to constitute a quorum.

Right of Inspection

Maryland law provides that persons who have been stockholders of record for six months or more and who own at least 5% of the shares of the Fund may inspect the books of account and stock ledger of the Fund. There is no similar provision under Massachusetts law, the Trust Instrument or the Trust By-Laws.

The foregoing is only a summary of certain of the differences between the Fund, the Fund Charter, the Fund By-Laws and Maryland law on the one hand, and the Trust, the Trust Instrument, the Trust By-Laws and Massachusetts law on the other. It is not a complete list of differences. Shareholders of the Trust and contract owners should refer to the provisions of the Fund Charter, the Fund By-laws, Maryland law, the Trust Instrument, the Fund By-Laws and Massachusetts law directly for a more thorough comparison.

SUMMARY OF INFORMATION ABOUT THE FUND GENERALLY

Purchases and Redemptions

Shares in the Fund Portfolio are offered continuously, without any sales charge, at prices equal to the Fund Portfolio’s net asset value next determined after receipt by the Fund of a purchase order from a separate account. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the amount paid at the time of purchase. Payment for shares redeemed is normally made within one business day after receipt of a redemption request in proper form, but in any event within seven days after receipt of the request.

The net asset value of the Fund Portfolio’s shares is the value of its assets minus its liabilities, divided by the number of shares outstanding. The Fund Portfolio calculates its net asset value every day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time).

The Fund Board has approved procedures to be used to value the Fund Portfolio’s securities for the purposes of determining the Fund Portfolio’s net asset value. The valuation of the securities of the Fund Portfolio is determined in good faith by or under the direction of the Fund Board. The Fund Board has delegated certain valuation functions for the Fund to SBFM.

The Fund Portfolio generally values its securities based on market prices determined at the close of regular trading on the NYSE. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by SBFM to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when SBFM believes that they are unreliable, SBFM may price securities using fair value procedures approved by the Fund Board. The Fund may also use fair value procedures if SBFM determines that a significant event has occurred between the time when a market price is determined and the time when the Fund Portfolio’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Dividends, Distributions and Taxes

The Fund Portfolio intends to make distributions of income and capital gains in order to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result of qualifying as a regulated investment company, the Fund Portfolio will not be subject to federal income tax to the extent that the Fund Portfolio distributes its net investment income and net capital gains. All income and capital gain distributions are automatically reinvested in additional shares of the Fund Portfolio at net asset value without a sales charge.

Organizational Structure

Certain portfolios of the Fund are proposed to be reorganized into portfolios of the Trust in connection with the sale of TL&A to MetLife. If those reorganizations are effected, and the Reorganization is approved, the Fund will consist of nine portfolios: the Fund Portfolio and the Smith Barney International All Cap Growth, Smith Barney Large Cap Value, Smith Barney Large Capitalization Growth, Smith Barney Aggressive Growth, Smith Barney Mid Cap Core, Smith Barney High Income, SB Adjustable Rate Income and Smith Barney Money Market Portfolios. The Fund’s prospectuses and statement of additional information include detailed descriptions of each of these portfolios. The Fund may add or subtract additional portfolios from time to time in the future.

VOTING INFORMATION

TL&A is the record owner of all of the shares of the Trust Portfolio. TL&A will vote the Trust Portfolio’s shares at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Contract owners and certain annuitants and/or beneficiaries have the right to instruct TL&A as to the number of shares (and fractional shares) attributable to their variable contract’s value on the record date allocated to the separate account that holds shares of the Trust Portfolio.

TL&A will vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) to those for which timely instructions are received. In other words, TL&A is entitled to vote shares for which no instructions are received, but will do so in the same proportion as shares for which instructions have been received from contract owners. If a Voting Instruction Form is received that does not provide any instructions, TL&A will consider its timely receipt as an instruction to vote in favor of the proposal.

Contract owners may vote (1) by mail: simply enclose the executed proxy card in the postage-paid envelope found within the proxy package; (2) by Internet: access the website listed on the proxy card; you will need the control number located on the proxy card; or (3) by fax: dial the toll-free number listed on the proxy card; you will need the control number listed on the proxy card. If the Fund records votes by fax or through the Internet, it will use procedures reasonably designed to authenticate contract owners’ identities, to allow contract owners to authorize the voting of shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by fax or through the Internet may revoked at any time before they are voted as described below.

In certain circumstances, TL&A has the right to disregard voting instructions from certain owners. TL&A does not believe that these circumstances exist with respect to matters currently before shareholders and contract owners. Contract owners may revoke previously submitted voting instructions given to TL&A by notifying TL&A in writing at any time before 5:00 p.m. (Eastern time) on June         , 2005 or by attending and voting in person at the Meeting. The expenses of soliciting voting instructions will be borne equally by SBFM and MetLife, and not by the Trust Portfolio, the Fund Portfolio, the Trust, the Fund or any contract owners. The solicitation will be made primarily by mail, but TL&A and its affiliates may make telephone, electronic, or oral communications to contract owners.

The holders of one-fourth of the outstanding shares entitled to be cast of the Trust Portfolio present in person or by proxy shall constitute a quorum at the Meeting. A shareholder vote may be taken with respect to a matter if a quorum is present and sufficient votes have been received for approval. As the record owner of all of the shares of the Trust Portfolio, TL&A’s presence at the Meeting will be sufficient to constitute a quorum.

If a quorum is not present at the Meeting, or if a quorum is present but, at the Meeting, sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. Based on voting instructions received, proxies will vote in favor of such adjournment those instructions that are in favor of the Reorganization, will vote against any adjournments those instructions that are against the Reorganization, and will abstain from voting with respect to any adjournment those instructions that are marked to abstain in connection with the Reorganization.

Approval of the Reorganization Agreement requires the affirmative vote of the holders of a majority of the outstanding voting securities of the Trust Portfolio, which is defined by the 1940 Act as the vote of the lesser of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Trust Portfolio are present or represented by proxy, or more than 50% of the outstanding voting securities of the Trust Portfolio. Shareholders of record are entitled to one vote for each full share owned, with a fractional vote for each fractional share. The Reorganization does not require the approval of the shareholders of the Fund Portfolio.

The Board has fixed April 15, 2005 as the record date for determining shareholders entitled to receive notice of and to vote at the Meeting. To be counted, TL&A must receive an owner’s properly executed Voting Instruction Form at the Trust’s office by 5:00 p.m. Eastern time on June         , 2005.

The name, address and percentage ownership of the persons who owned beneficially more than 5% of the Trust Portfolio through any separate accounts of TL&A, the percentage of such ownership, and the percentage of the Fund Portfolio that would be owned by such persons upon consummation of the Reorganization based upon their holdings and the net asset value of the Trust Portfolio as of the record date are as follows:

Name and Address	Percentage of Trust Portfolio Owned on Record Date	Percentage of Fund Portfolio Ownership Upon Consummation
Travelers Insurance Company Attn: Shareholder Accounting, GMS P.O. Box 990027 Hartford, CT 06199	70.44%	70.44%

Travelers Life Annuity Company Attn: Shareholder Accounting, GMS P.O. Box 990027 Hartford, CT 06199	29.56%	29.56%

The Trustees and officers of the Trust beneficially owned in the aggregate less than 1% of the Trust Portfolio. As of the record date, TL&A owned of record 100% of the outstanding shares of the Trust Portfolio.

ADDITIONAL INFORMATION ABOUT THE FUND AND TRUST

Information about the Fund Portfolio is included in the Prospectus dated             , 2005, which is incorporated herein by reference and enclosed with this Proxy Statement/Prospectus as Appendix B. Additional information about the Fund Portfolio is included in the Fund Portfolio’s Statement of Additional Information (“SAI”) dated             , 2005. Information about the Trust Portfolio is included in its Prospectus dated May 1, 2005, and additional information about the Trust Portfolio is included in the Trust’s SAI dated May 1, 2005. The Fund Portfolio’s prospectus and the Fund Portfolio’s SAI have been filed with the SEC and are incorporated herein by reference. Copies of the Fund Portfolio’s SAI may be obtained without charge by calling 1-800-842-8573. Copies of the Trust Portfolio’s Prospectus and the Trust’s SAI may be obtained without charge by calling 1-800-842-9368. The Fund and Trust are subject to the requirements of the 1940 Act and, in accordance with such requirements, file reports and other information with the SEC under the 1940 Act and the Securities Exchange Act of 1934. These materials can be inspected and copied at the Public Reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained for a fee by written request to the Public Reference Branch, Securities and Exchange Commission, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, and are also available on the SEC’s web site at http://www.sec.gov.

Because the Fund Portfolio has not yet commenced operations, no shareholder reports for the Fund Portfolio are available. The Fund expects that annual reports to stockholders of the Fund Portfolio for the period ending October 31, 2005 will be available in early January, 2006. The financial statements of the Trust Portfolio contained in the Trust Portfolio’s annual report to shareholders for the fiscal year ended December 31, 2004 have been audited by KPMG LLP, independent registered public accounting firm for the Trust. This annual report may be obtained without charge by calling 1-800-842-9368.

OTHER BUSINESS

The Trust Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the Trust Board’s intention that, except where contract owners’ Instruction Forms contain specific restrictions to the contrary, proxies will vote on such matters in accordance with the judgment of the proxy.

LITIGATION

Neither the Fund nor the Trust is involved in any litigation that would have any material adverse effect upon the Trust Portfolio or the Fund Portfolio.

The Fund has been named as a defendant in an action alleging certain fraudulent practices in connection with the offering and sale of certain existing portfolios. However, the Fund and the Trust have been advised by legal counsel that the possibility of any liability on the part of the Fund in connection with this action is not substantial. Furthermore, SBFM has agreed to purchase, at its own expense, insurance coverage that would cover, among other matters, any liability in connection with this action and any costs of defending against such action.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Trust in writing at the address on the cover page of this Prospectus/Proxy Statement or by telephoning 1-800-842-9368.

* * *

Shareholders who do not expect to be present at the Meeting are requested to date and sign the enclosed Voting Instructions Forms and return them in the enclosed envelope. No postage is required if mailed in the United States.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this          day of              2005 among The Travelers Series Trust, a Massachusetts business trust with its principal place of business at One Cityplace, Hartford, Connecticut 06103 (“TST”), on behalf of its Social Awareness Stock Portfolio (the “Acquired Fund”), and Travelers Series Fund Inc., a Maryland corporation with its principal place of business at 125 Broad Street, New York, NY 10004 (“TSF”), on behalf of its Social Awareness Stock Portfolio (the “Acquiring Fund”, and together with the Acquired Fund, the “Funds”), and, solely for purposes of Section 10.2 below, MetLife, Inc. and, solely for purposes of Sections 8.6 and 10.2 below, Smith Barney Fund Management LLC.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to the Acquired Fund and the Acquiring Fund, with which the Acquired Fund will reorganize, as provided herein. The reorganization will consist of: (1) the transfer of substantially all of the Acquired Fund’s assets to TSF, on behalf of the Acquiring Fund, in exchange solely for shares of common stock (par value $.00001 per share) of the Acquiring Fund (the “Acquiring Fund Shares”); (2) the assumption by TSF, on behalf of the Acquiring Fund, of all of the Acquired Fund’s liabilities; and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of such Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.    THE REORGANIZATION

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, TST, on behalf of the Acquired Fund, agrees to transfer to the Acquiring Fund substantially all of the Acquired Fund’s assets as set forth in Section 1.2, and TSF, on behalf of the Acquiring Fund, agrees in exchange therefor:

(i) to issue and deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing the net value of the assets of the Acquired Fund (such net value computed as set forth in Section 2.1 hereof and referred to as the “Acquired Fund Value”) by the net asset value of one share (“NAV”) of the Acquiring Fund (computed as set forth in Section 2.2); and

(ii) to assume all of the liabilities of the Acquired Fund, as set forth in Section 1.3.

Such transaction shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively, “Assets”) shall consist of all property and assets of every kind and nature of the Acquired Fund, including, without limitation, all cash, cash equivalents, securities, commodities, futures, claims (whether absolute or contingent, known or unknown), receivables (including dividend, interest and other receivables), good will and other intangible property, any deferred or prepaid expenses, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 1.4 hereof and the Acquired Fund’s rights under this Agreement.

1.3. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time as defined in Section 2.1. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in Section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

1.4. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5. Immediately after the transfer of its assets provided for in Section 1.1, the Acquired Fund will distribute to its shareholders of record (the “Acquired Fund Shareholders”), determined as of the Valuation Time as defined in Section 2.1, on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”) owned by such shareholders as of the Valuation Time. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.6. Ownership of Acquiring Fund Shares will be shown on the Acquiring Fund’s books. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7. Any reporting responsibility of the Acquired Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Acquired Fund, or TST on behalf of such Acquired Fund.

1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to TSF from and after the Closing Date and shall be turned over to TSF as soon as practicable following the Closing Date.

2.    VALUATION

2.1. The value of the Assets and liabilities of the Acquired Fund shall be computed as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”) on the Closing Date (such time and date also being hereinafter called the “Valuation Time”), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the Acquiring Fund’s then-current prospectus and statement of additional information. The Acquired Fund Value shall be determined by dividing the value of the Assets of the Acquired Fund less the value of the liabilities of the Acquired Fund as determined as provided herein.

2.2. The net asset value of Acquiring Fund Shares shall be computed as of the Valuation Time using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information.

2.3. All computations of value hereunder shall be made by or under the direction of the Acquired Fund’s investment adviser in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by each Fund’s Board of Trustees or Directors, as the case may be.

3.    CLOSING AND CLOSING DATE

3.1. The Reorganization Closing contemplated by this Agreement shall be June 30, 2005, or such earlier or later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 p.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of TST, One Cityplace, Hartford, Connecticut 06103, or at such other place and time as the parties may agree.

3.2. TST shall furnish to TSF a statement of the Acquired Fund’s net assets, together with a list of portfolio holdings with values as determined in Section 2.1, all as of the Valuation Time, certified by TST’s President (or any Vice President) and Treasurer (or any Assistant Treasurer).

3.3. TST shall deliver at the Closing a certificate of an authorized officer of TST certifying that TST has instructed State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, to deliver the Assets of the Acquired Fund to the account State Street maintains as custodian for the Acquired Fund, prior to or on the Closing Date. The portfolio securities of the Acquired Fund represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s securities and instruments deposited with a securities depository, as defined in Rule 17f-4, or a futures commission merchant, as defined in Rule 17f-6, each under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and State Street. The cash to be transferred by the Acquired Fund shall be transferred and delivered by the Fund as of the Closing Date for the account of the Acquiring Fund.

3.4. TST shall instruct Citicorp Trust Bank, fsb (“CTB”), the transfer agent of the Acquired Fund, to deliver at the Closing its records containing the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. TSF shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to TST that such Acquiring Fund Shares have been credited to the accounts of the Acquiring Fund on the books of the Acquiring Fund.

3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of an appropriate officer of TSF or TST, accurate appraisal of the value of the net assets of that Acquiring Fund or Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as the parties mutually agree.

3.6. At the Closing, each party shall deliver to the other such bills of sale, checks, assumption agreements, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4.    REPRESENTATIONS AND WARRANTIES

4.1. TST, on behalf of itself and the Acquired Fund, represents and warrants to TSF and the Acquiring Fund as follows:

(a) TST is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted. The Acquired Fund has been duly established as a series of TST.

(b) TST is duly registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by TST, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, and state securities laws.

(d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by TST on behalf of the Acquired Fund will not result, in violation of Massachusetts law or of TST’s Agreement and Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which TST or the Acquired Fund is a party or by which any of those entities is bound, nor will the execution, delivery and performance of this Agreement by TST on behalf of the Acquired Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(e) To TST’s knowledge, there is no material litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened against the Acquired Fund or any properties or assets held by it. TST knows of no facts that might form the basis for the institution of such proceedings or that would materially and adversely affect its business, or the business of the Acquired Fund, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or the Acquired Fund’s business or its or the Acquired Fund’s ability to consummate the transactions herein contemplated.

(f) The financial statements of the Acquired Fund at and for the fiscal year ended December 31, 2004 were audited by KPMG LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied. All of such statements (copies of which have been furnished to TSF) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquired Fund as of the dates thereof in accordance with GAAP, and there are no known actual or contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such dates not disclosed therein.

(g) Since December 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by TSF on behalf of the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by Acquired Fund Shareholders shall not constitute a material adverse change.

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of TST’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns or reports.

(i) For each taxable year of its operation (including the tax year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code. At Closing, the Acquired Fund will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued up to the Closing Date. The authorized capital of TST consists of an indefinite number of shares with no par value per share, and of one class, divided into 30 series.

(j) The Acquired Fund has maintained its assets such that, at the close of each calendar quarter (or within 30 days thereafter), the Acquired Fund was “adequately diversified” within the meaning of Section 817(h) of the Code and Treasury Regulation 1.817-5.

(k) All issued and outstanding Acquired Fund Shares (1) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (2) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (3) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent, as provided in Section 3.4. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Share.

(l) At the Closing Date, TST, on behalf of the Acquired Fund, will have good and marketable title to the Acquired Fund’s Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which TSF, on behalf of the Acquiring Fund, has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of TST, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement constitutes a valid and binding obligation of TST, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general principles of equity.

(n) The information to be furnished by TST for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply with federal securities and other laws and regulations applicable thereto.

(o) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(p) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in Section 5.6 (the “Proxy Statement”), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by TSF for use therein.

4.2. TSF, on behalf of itself and the Acquiring Fund, represents and warrants to TST and the Acquired Fund as follows:

(a) TSF is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Charter to own all of its properties and assets and to carry on its business as it is now being conducted. The Acquiring Fund has been duly established as a series of TSF.

(b) TSF is duly registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by TSF, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state securities laws.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by TSF on behalf of the Acquiring Fund will not result, in violation of Maryland law or of TSF’s Charter or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which TSF or the Acquiring Fund is a party or by which either of those entities is bound, nor will the execution, delivery and performance of this Agreement by TSF on behalf of the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(e) To TSF’s knowledge, there is no material litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened against the Acquiring Fund or any properties or assets held by it, except for the pending action in which TSF (but not the Acquiring Fund) has been named as a defendant that is referred to in Section 8.6. TSF knows of no facts that might form the basis for the institution of such proceedings or that would materially and adversely affect its business or the business of the Acquiring Fund, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or the Acquiring Fund’s business or its or the Acquiring Fund’s ability to consummate the transactions herein contemplated.

(f) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of TSF’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns or reports.

(g) All issued and outstanding Acquiring Fund Shares (1) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, and (2) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement, at the Closing Date, will have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.

(h) At the Closing Date, TSF, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s Assets, free of any liens or other encumbrances, except those liens or encumbrances as to which TST, on behalf of the Acquired Fund, has received notice at or prior to the Closing.

(i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors of TSF, and this Agreement constitutes a valid and binding obligation of TSF, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general principles of equity.

(j) The information to be furnished by TSF for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply with federal securities and other laws and regulations applicable thereto.

(k) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(l) The Proxy Statement, insofar as it relates to the Acquiring Fund, and the Registration Statement will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by TST for use therein.

5.    COVENANTS

5.1. Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Fund’s normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

5.2. Upon reasonable notice, TSF’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3. TST and the Acquired Fund covenant to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 30, 2005 (or such other date as the parties may agree to in writing).

5.4. TST and the Acquired Fund covenant that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5. Subject to the provisions of this Agreement, the parties hereto will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. TSF will file a Registration Statement on Form N-14 (the “Registration Statement”) under the 1933 Act, and TST will file the Proxy Statement contained therein, in connection with the meeting of shareholders of the Acquired Fund to consider approval of this Agreement and the transaction contemplated herein, with the Commission as promptly as practicable. TST and the Acquired Fund will provide TSF with information relating to TST and the Acquired Fund that is required by the 1933 Act, the 1934 Act and the 1940 Act to be included in the Registration Statement, including the Proxy Statement.

5.7. Each of TST and the Acquired Fund covenants that it will, from time to time, as and when reasonably requested by TSF, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as TSF may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.8. Each of TSF and the Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by TST, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases and other instruments, and will take or cause to be taken such further action, as TST may reasonably deem necessary or desirable in order to (i) vest and confirm TST’s title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the assumed liabilities of the Acquired Fund.

5.9. TSF, TST and each Fund covenant to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it deems appropriate in order to consummate the transactions contemplated herein and, in the case of the Acquiring Fund, to continue its operations after the Closing Date.

5.10. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.11. Each of the Acquiring Fund and the Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF TST

The obligations of TST and the Acquired Fund to consummate the transactions provided for herein shall be subject, at TST’s election, to the performance by TSF and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of TSF, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against TSF or the Acquiring Fund, TST or the Acquired Fund, or the advisers, trustees, directors or officers of any of the foregoing, arising out of this Agreement and (ii) no facts known to TST or the Acquired Fund, or TSF or the Acquiring Fund, that any of such persons reasonably believes might result in such litigation.

6.2. TSF shall have delivered to TST on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to TST and dated as of the Closing Date, to the effect that the representations and warranties of TSF and the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as TST shall reasonably request.

6.3. TST shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP in a form reasonably satisfactory to TST, and dated as of the Closing Date, to the effect that:

(a) TSF is a corporation duly organized and validly existing under the laws of the State of Maryland and the Acquiring Fund is a duly authorized series of Common Stock under TSF’s Charter;

(b) TSF, with respect to the Acquiring Fund, has the corporate power to carry on its business as presently conducted in accordance with the description thereof in TSF’s registration statement under the 1940 Act;

(c) the Agreement has been duly authorized, executed and delivered by TSF, and constitutes a valid and legally binding obligation of TSF, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors’ rights and remedies (including such as may deny giving effect to waivers of debtors’ or guarantors’ rights), and considerations of public policy;

(d) the execution and delivery of the Agreement did not, and the transfer of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate TSF’s Charter or By-laws; and

(e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by TSF under the Federal laws of the United States or the laws of the State of Maryland with respect to the transfer of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of TST, its Trustees and its officers. Such opinion may contain such assumptions and limitations as shall be in the opinion of Willkie Farr & Gallagher LLP appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transaction contemplated hereby as TST may reasonably request. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of TST, they have relied upon the opinion of Venable LLP, and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

6.4. TSF and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing Date.

6.5. TSF, on behalf of the Acquiring Fund, shall have executed and delivered an assumption agreement in form reasonably satisfactory to TST pursuant to which TSF, on behalf of the Acquiring Fund, will assume all of the liabilities of the Acquired Fund existing at the Valuation Time.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF TSF

The obligations of TSF and the Acquiring Fund to consummate the transactions provided for herein shall be subject, at TSF’s election, to the performance by TST and the Acquired Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1. All representations and warranties of TST, on behalf of itself and the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against TST or the Acquired Fund, TSF or the Acquiring Fund, or the advisers, trustees, directors or officers of any of the foregoing, arising out of this Agreement, and (ii) no facts known to TSF or the Acquiring Fund, or TST or the Acquired Fund, which any of such persons reasonably believes might result in such litigation.

7.2. TST shall have delivered to TSF the statements of net assets described in Section 3.2.

7.3. TST shall have delivered to TSF on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to TSF and dated as of the Closing Date, to the effect that the representations and warranties of TST and the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as TSF shall reasonably request.

7.4. TSF shall have received on the Closing Date an opinion of Sutherland Asbill & Brennan LLP, in a form reasonably satisfactory to TSF, and dated as of the Closing Date, to the effect that:

(a) TST is existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a Massachusetts business trust, and the Acquired Fund has been duly designated as a series of TST;

(b) TST, with respect to the Acquired Fund, has the power as a Massachusetts business trust to carry on its business as presently conducted in accordance with the description thereof in TST’s registration statement under the 1940 Act;

(c) the Agreement has been duly authorized, executed and delivered by TST, and constitutes a valid and legally binding obligation of TST, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors’ rights and remedies (including such as may deny giving effect to waivers of debtors’ or guarantors’ rights), and considerations of public policy;

(d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate TST’s Agreement and Declaration of Trust or By-laws; and

(e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by TST under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of TSF, its Directors and its officers, and counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel. Such opinion also shall include such other matters incident to the transaction contemplated hereby as TSF may reasonably request.

7.5. TST and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing Date.

8.    FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the Reorganization.

8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares in accordance with the provisions of TST’s Agreement and Declaration of Trust and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 8.1.

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to either party’s knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by TSF and the Acquiring Fund or TST and the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or an Acquired Fund.

8.4. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5. The parties shall have received an opinion of Sutherland Asbill & Brennan LLP, addressed to TST, the Acquired Fund, TSF and the Acquiring Fund substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes: (i) the Acquiring Fund and the Acquired Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) the Acquired Fund will not recognize any gain or loss as a result of such transaction; (iii) the Acquiring Fund will not recognize any gain or loss as a result of such transaction; (iv) the Acquired Fund’s shareholders will not recognize any gain or loss on the distribution of Acquiring Fund Shares in exchange for their Acquired Fund Shares; (v) the aggregate tax-basis of shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be the same as the aggregate tax-basis of such shareholder’s Acquired Fund shares immediately prior to the Reorganization; (vi) the tax-basis of the Acquiring Fund in the assets of the Acquired Fund received pursuant to such transaction will be the same as the tax-basis of such assets in the hands of the Acquired Fund immediately before such transaction; (vii) an Acquired Fund shareholder’s holding period for Acquiring Fund shares will be determined by including the period for which such Acquired Fund shareholder held the Acquired Fund shares exchanged, provided that the shareholder held such shares in the Acquired Fund as a capital asset; (viii) the Acquiring Fund’s holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by the Acquired Fund; (ix) no gain or loss will be recognized by contract owners as a result of the Reorganization; and (x) for purposes of Section 381 of the Code, the Acquiring Fund will be treated as if there had been no reorganization. Accordingly, the taxable year of the Acquired Fund will not end on the effective date of the Reorganization and the tax attributes of the Acquired Fund enumerated in Section 381(c) will be taken into account as if there had been no reorganization. The part of the taxable year of the Acquired Fund before the Reorganization and the part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund. Therefore, the Acquired Fund will not be required to file a federal income tax return or distribute information returns to its shareholders for any portion of such taxable year. The Acquiring Fund will assume the Acquired Fund’s taxpayer identification number and will not be required to file for a new identification number. The delivery of such opinion is conditioned upon receipt by Sutherland Asbill & Brennan LLP of representations it shall request of each Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 8.5.

8.6 Smith Barney Fund Management LLC shall have purchased, at its on expense, on behalf of TST, the Acquired Fund, TSF, and the Acquiring Fund an insurance policy that covers, among other matters, any liability to which such entities may be subject relating to a pending action in which TSF has been named as a defendant.

8.7 Notwithstanding any provision in this Agreement to the contrary, the Reorganization shall not be consummated if the sale of the life insurance and annuity businesses of Citigroup Inc. to MetLife, Inc. does not occur.

9.    INDEMNIFICATION

9.1. TSF agrees to indemnify and hold harmless TST, its Trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by TSF or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2. TST agrees to indemnify and hold harmless TSF, its Directors and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by TST or the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.    FEES AND EXPENSES

10.1. TSF and TST each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2. Expenses of the Reorganization will be borne equally by MetLife, Inc. and Smith Barney Fund Management LLC.

11.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 Except as specified in the next sentence set forth in this Section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

The covenants to be performed after the Closing and the obligations of each of TST, on behalf of the Acquired Fund, and TSF, on behalf of the Acquiring Fund, in Sections 9.1 and 9.2 shall survive the Closing.

12.    TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) by either party by (i) mutual agreement of the parties, (ii) by either party if the Closing shall not have occurred on or before             , 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors, trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.    AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of TSF and TST; provided, however, that following the meeting of shareholders of an Acquired Fund called by TST pursuant to Section 5.3 of this Agreement, no such amendment may have the effect of reducing the number of the Acquiring Fund Shares to be issued to the shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

14.    NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to TST, attn. Kathleen A. McGah, Esq., Law Department, One Cityplace, Hartford, Connecticut 06103, with a copy to Stephen E. Roth, Esq., Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue N.W., Washington, DC 20004, or to TSF, attn. Robert I. Frenkel, Esq., 300 First Stamford Place, 4th Floor, Stamford, Connecticut 06902, with a copy to Burton M. Leibert, Esq., and Dianne E. O’Donnell, Esq., Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, or to any other address that TST or TSF shall have last designated by notice to the other party.

15.    HEADINGS; COUNTERPARTS; ASSIGNMENT; LIABILITY

15.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation (including the shareholders of any Fund) any rights or remedies under or by reason of this Agreement, other than the parties hereto and their successor and permitted assigns. Nothing in this Section is intended to limit the rights of shareholders of TST to maintain derivative actions with respect to this Agreement, subject to and in accordance with applicable law.

15.4. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

15.5. TST is a business trust organized under Massachusetts law and under an Agreement and Declaration of Trust, to which reference is hereby made and a copy of which, with amendments, is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. It is expressly acknowledged and agreed that the obligations of TST entered into in the name or on behalf of TST by any of its trustees, officers, employees or agents are not made individually, but in such capacities, that TST’s obligations under this Agreement bind only that portion of the trust estate consisting of assets of the Acquired Fund and not any trustee, officer, employee, agent or shareholder individually, and that any liability of TST under this Agreement or in connection with the transaction contemplated herein shall be discharged only out of the assets of the Acquired Fund.

[Signatures follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Chief Financial Officer and attested by its Secretary or Assistant Secretary.

ATTEST:		THE TRAVELERS SERIES TRUST

By:	/s/	By:
Name:	Kathleen A. McGah	Name:	R. Jay Gerken
Title:	Secretary	Title:	President

ATTEST:		TRAVELERS SERIES FUND INC.

By:	/s/	By:
Name:	Robert I. Frenkel	Name:	R. Jay Gerken
Title:	Secretary	Title:	President

Solely for purposes of Section 10.2:		Solely for purposes of Sections 8.6 and 10.2:

METLIFE, INC.		SMITH BARNEY FUND MANAGEMENT LLC

By:	/s/	By:	/s/
Name:		Name:	William Arnold
Title:		Title:	Chief Financial Officer

SUBJECT TO COMPLETION, DATED MAY 3, 2005

STATEMENT OF ADDITIONAL INFORMATION

TRAVELERS SERIES FUND INC.

Social Awareness Stock Portfolio

125 Broad Street

New York, New York 10004

(800) 842-8573

THE TRAVELERS SERIES TRUST

Social Awareness Stock Portfolio

One Cityplace

Hartford, Connecticut 06103

(800) 842-9368

May     , 2005

RELATING TO THE ACQUISITION BY THE SOCIAL AWARENESS STOCK PORTFOLIO (THE “FUND PORTFOLIO”), A SERIES OF TRAVELERS SERIES FUND INC. (THE “FUND”), OF THE ASSETS OF THE SOCIAL AWARENESS STOCK PORTFOLIO (THE “TRUST PORTFOLIO”), A SERIES OF THE TRAVELERS SERIES TRUST (THE “TRUST”).

GENERAL INFORMATION

The shareholders of the Trust Portfolio are being asked to consider and vote on a proposal with respect to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) dated as of May     , 2005 by and between the Trust, on behalf of the Trust Portfolio, and the Fund, on behalf of the Fund Portfolio, and the transactions contemplated thereby. The Reorganization Agreement contemplates the transfer of substantially all of the assets and all of the liabilities of the Trust Portfolio to the Fund Portfolio in exchange for shares of common stock of the Fund Portfolio with an aggregate net asset value equal to the aggregate net asset value of the shares of the Trust Portfolio that are outstanding immediately before the Reorganization takes effect.

The Special Meeting of shareholders of the Trust Portfolio to consider the proposal and the related transaction will be held at the offices of the Trust, One Cityplace, Hartford, Connecticut, on June 29, 2005, at 9:00 a.m. (Eastern time). For further information about the transaction, see the Prospectus/Proxy Statement.

This Statement of Additional Information, relating specifically to the proposed acquisition of substantially all of the assets of the Trust Portfolio, a series of the Trust, by the Fund Portfolio, a newly organized series of the Fund, in exchange for shares of common stock of the Fund Portfolio and the assumption by the Fund Portfolio of the liabilities of the Trust Portfolio, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

1.	Statement of Additional Information of the Fund Portfolio, dated May , 2005.

2.	Statement of Additional Information of the Trust Portfolio, dated May 2, 2005.

3.	Annual Report to Shareholders of the Trust Portfolio for the year ended December 31, 2004.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated May     , 2005, relating to the above-referenced matter may be obtained without charge by calling or writing the Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

FINANCIAL STATEMENTS

The Annual Report to Shareholders of the Trust Portfolio for the fiscal year ended December 31, 2004 is incorporated by reference herein. The Annual Report to Shareholders for the Trust Portfolio includes audited financial statements, notes to the financial statements and the reports of KPMG LLP, the Trust’s independent registered public accounting firm. To obtain a copy of the Annual Report to Shareholders of the Trust Portfolio without charge, please call 1-800-842-9368.

PRO FORMA FINANCIAL STATEMENTS

No financial information relating to the Fund Portfolio and no projected (pro forma) financial information is being provided because the Fund Portfolio into which the Trust Portfolio will be reorganized is a newly formed shell portfolio of the Fund.

THE ANNUAL REPORT TO SHAREHOLDERS AND THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST PORTFOLIO, DATED DECEMBER 31, 2004 AND MAY 2, 2005, RESPECTIVELY, ARE INCORPORATED BY REFERENCE TO THE MOST RECENT FILINGS THEREOF BY THE TRAVELERS SERIES TRUST.

PART C

OTHER INFORMATION

Item 15. Indemnification—Reference is made to Section 9 of the Agreement and Plan of Reorganization and to the Registrant’s Articles of Incorporation dated February 18, 1994, as amended. Registrant is a named assured on a joint insured bond pursuant to Rule 17g-1 of the Investment Company Act of 1940. Other assureds include Smith Barney Fund Management LLC (investment adviser and administrator to the Registrant’s Social Awareness Stock Portfolio) and affiliated investment companies. The response to this item is further incorporated by reference to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) as filed with the Securities and Exchange Commission on February 23, 1994 (File Nos. 33-75644 and 811-08372).

ITEM 16. EXHIBITS

1(a) Registrant’s Articles of Incorporation dated as of February 18, 1994 are incorporated by reference to the Registration Statement filed on February 23, 1994.

1(b) Amendments to Articles of Incorporation dated as of May 26, 1994 and June 7, 1994 are incorporated by reference to Pre-Effective Amendment No. 1 filed on June 10, 1994.

1(c) Amendments to Articles of Incorporation dated as of February 17, 1999 and February 24, 1999 are incorporated by reference to Post-Effective Amendment No. 11 filed on February 26, 1999.

1(d) Amendments to Articles of Incorporation dated as of June 9, 1999 and October 13, 1999 are incorporated by reference to Post-Effective Amendment No. 13 filed on February 25, 2000.

1(e) Amendments to Articles of Incorporation dated as of July 28, 2000 are incorporated by reference to Post-Effective Amendment No. 14 filed on February 28, 2001.

1(f) Amendments to Articles of Incorporation dated as of March 14, 2002 are incorporated by reference to Post-Effective Amendment No. 17 filed on February 27, 2003.

1(g) Articles Supplementary to Articles of Incorporation dated as of May 28, 2003 and Amendments to Articles of Incorporation dated as of July 1, 2003 are incorporated by reference to Post-Effective Amendment No. 20 filed on July 2, 2003.

1(h) Articles Supplementary to Articles of Incorporation dated April 6, 2005 are incorporated by reference to Post-Effective Amendment No. 24 filed on April 13, 2005.

2(a) Bylaws are incorporated by reference to Pre-Effective Amendment No. 1 filed on June 10, 1994.

2(b) Amended and Restated By-Laws dated as of July 1, 2003 are incorporated by reference to Post-Effective Amendment No. 24 filed on April 13, 2005.

3 Not applicable.

4 Form of Agreement and Plan of Reorganization is included in Part A to the Registration Statement on Form N-14.

5 Not applicable.

6 Form of Investment Advisory Agreement between the Registrant on behalf of Social Awareness Stock Portfolio and Smith Barney Fund Management LLC filed herewith.

7 Form of Distribution Agreement between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 14 filed on February 28, 2001.

8 Not applicable.

9 Master Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed on February 28, 2002.

10 Not applicable.

11(a) Opinion and consent of Willkie Farr & Gallagher LLP as to the legality of the securities being registered is incorporated by reference to the Form N-14 filed on April 26, 2005.

11(b) Opinion and consent of Venable LLP as to the legality of the securities being registered is incorporated by reference to the Form N-14 filed on April 26, 2005.

12 Form of opinion of Sutherland Asbill & Brennan LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement is incorporated by reference to the Form N-14 filed on April 26, 2005.

13 Not applicable.

14 Consents of Independent Registered Public Accounting Firm are filed herewith.

15 Not applicable.

16 Power of Attorney is filed herewith.

17(a) Amended Form of Proxy Card is filed herewith.

17(b) Prospectus and Statement of Additional Information of the Registrant’s Social Awareness Stock Portfolio as filed on Post-Effective Amendment No. 14 on April 13, 2005 are incorporated by reference.

17(c) Prospectus and Statement of Additional Information of the Social Awareness Stock Portfolio of The Travelers Series Trust dated May 2, 2005 are incorporated by reference.

17(d) Annual Report of the Social Awareness Stock Portfolio of The Travelers Series Trust for the year ended December 31, 2004 is incorporated by reference.

17(e) Code of Ethics of the Registrant is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on February 28, 2001.

17(f) Code of Ethics of Citigroup Global Markets Inc. is incorporated by reference to Post-Effective Amendment No. 17 filed on February 27, 2003.

17(g) Form of Administration Agreement between the Registrant on behalf of Social Awareness Stock Portfolio and Smith Barney Fund Management LLC filed herewith.

17(i) Transfer Agency Agreement between the Registrant and Citi Fiduciary Trust Company is incorporated by reference to Post-Effective Amendment No. 14 filed on February 28, 2001.

17(o) Sub-Transfer Agency Agreement between Citi Fiduciary Trust Company and PFPC Global Fund Services is incorporated by reference to Post-Effective Amendment No. 14 filed on February 28, 2001.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York on the 3rd day of May, 2005.

TRAVELERS SERIES FUND INC.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chairman of the Board, President
and Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ R. Jay Gerken R. Jay Gerken	Director, Chairman of the Board, President and Chief Executive Officer	May 3, 2005

/s/ James Giallanza James Giallanza	Treasurer and Chief Financial Officer	May 3, 2005

/s/ Robert A. Frankel* Robert A. Frankel	Director	May 3, 2005

/s/ Michael E. Gellert* Michael E. Gellert	Director	May 3, 2005

/s/ Rainer Greeven* Rainer Greeven	Director	May 3, 2005

/s/ Susan M. Heilbron* Susan M. Heilbron	Director	May 3, 2005

*	Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated April 21, 2005.

EXHIBIT INDEX

6 Form of Investment Advisory Agreement.

14 Consents of KPMG LLP.

16 Power of Attorney

17(a) Amended Form of Proxy Card.

17(g) Form of Administration Agreement.